SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): February 24, 2005

                               AXA FINANCIAL, INC.
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             (Exact name of Registrant as specified in its charter)



          Delaware                       1-11166                 13-3623351
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(State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer
incorporation or organization)                               Identification No.)



1290 Avenue of the Americas
New York, New York                                              10104
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(Address of principal executive offices)                      (Zip Code)


                                 (212) 554-1234
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              (Registrant's telephone number, including area code)

                                      None
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             (Former name or address, if changed since last report)

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    / / Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
    / / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
    / / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
    / / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On February 24, 2005, AXA, the Registrant's parent company, issued a press release announcing its consolidated 2004 results of operations, prepared in accordance with accounting principles generally accepted in France ("French GAAP"). Included within AXA's consolidated 2004 results of operations are the results of operations of the Registrant and its consolidated subsidiaries, presented in accordance with French GAAP. The AXA press release includes "AXA French GAAP Underlying Earnings" and "Net Income Group Share," in each case, for United States Life & Savings operations, which is a reference to the Registrant's Financial Advisory/Insurance segment. "AXA French GAAP Underlying Earnings" is not a measure calculated and presented in accordance with generally accepted accounting principles in the United States ("U.S. GAAP"). In addition, "Net Income Group Share" is not a measure calculated and presented in accordance with U.S. GAAP. Set forth in Exhibit 99.1 hereto is (a) a reconciliation of the Registrant's contribution to AXA French GAAP Underlying Earnings (French GAAP net income excluding amortization of goodwill, net capital gains (losses) and exceptional operations) for the years ended December 31, 2004 and 2003 to the Registrant's consolidated U.S. GAAP Net Earnings for the same periods and (b) a reconciliation of the Registrant's contribution to AXA French GAAP Net Income Group Share for the years ended December 31, 2004 and 2003 to the Registrant's consolidated U.S. GAAP Net Earnings for the same periods.

ITEM  7.01   REGULATION FD DISCLOSURE.

At a meeting held with security analysts on February 24, 2005, members of Registrant's management presented certain information regarding AXA's consolidated 2004 results of operations. This presentation was prepared in accordance with French GAAP and is available on AXA's website at www.axa.com. Certain information included in slides from this presentation and certain other information relating to the Registrant presented at this meeting is set forth in
Exhibit 99.2 hereto.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibits 99.1, and 99.2, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        AXA FINANCIAL, INC.


Date:  February 24, 2005                    By: /s/ Alvin H. Fenichel
                                            -------------------------
                                            Name:  Alvin H. Fenichel
                                            Title: Senior Vice President and
                                                   Controller





                                      -2-
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EXHIBIT INDEX

EXHIBIT NUMBER   EXHIBIT DESCRIPTION

99.1 Reconciliation of the Registrant's contribution to AXA French GAAP Underlying Earnings for the years ended December 31, 2004 and 2003 to the Registrant's consolidated U.S. GAAP Net Earnings and a reconciliation of the Registrant's contribution to AXA French GAAP Net Income Group Share for the years ended December 31, 2004 and 2003 to the Registrant's consolidated U.S. GAAP Net Earnings.

99.2 Certain information included in slides from AXA's Full Year 2004 Earnings Presentation and certain other information relating thereto.